Dear Share Holder,

     It is my pleasure to report to you the performance of the Satuit Capital Micro Cap Fund SATMX for the one-year period ending October 31st, 2003.

     For the one-year period ending October 31st, 2003, SATMX returned +60.15%. The relevant indexes returned the following: the Russell 2000 +41.42%, the S & P Small Cap Index +51.15%, the Wilshire 5000 +22.34% and the S & P 500 +18.62% over the same time period. The Fund returned approximately 20% over its most relevant benchmark, the Russell 2000. Longer term, the two-year and inception to date annualized returns as of October 31st, 2003 for SATMX are +22.67% and +24.18% respectively. The Russell 2000 returned +11.07% and +3.54% over the same time horizons. We are pleased that we have been able to provide above average returns to our long-term investors.

     Further, those returns were generated with less risk. Portfolio construction is done with a sense of diversification. SATMX typically holds 80 to 100 positions. We also limit our sector weightings so as not to be exposed in one specific sector. The result is a portfolio that has the opportunity to generate positive absolute and relative returns with less risk. In the August 4th 2003 edition of Barron's Magazine, Lipper/Barron's published their annual risk adjusted ranking of mutual fund managers; "The Top 100: A Breed Apart - Meet the Fund Managers Who Add Real Value". I am proud to say that I was ranked #2 over all and # 1 in the category. Again, this study was of risk-adjusted returns.

     The investment philosophy of SATMX is that companies that have above average earnings per share growth rate and that trade at a reasonable multiple to that growth rate will over the long run outperform the broad market. We begin the investment process by identifying companies with $500 million of market cap or less. We then identify those with higher returns on assets, capital and equity. We also focus on those companies that have positive and growing earnings per share. Once those companies are identified, the fundamental analysis begins. We focus on four key fundamental factors: revenue growth, margin expansion, balance sheet strength and cash flow. Investing in companies with those fundamental characteristics brought us solid returns for less risk. We will continue to focus on those companies.

     Our outlook for the coming year is simple; the equity market will be higher at the end of 2004 than 2003. Economic growth will continue at a steady, digestible rate. We may see the Fed raise rates a bit in 2004 but not enough to choke off a recovery. Corporate earnings will continue to improve from a combination of top line growth and widening profit margins. Given that outlook, equity investors should construct their portfolios around three themes: 1) diversification, 2) relative valuation and 3) economic cycle. The theme of economic cycle has been discussed throughout the financial press. Clearly the domestic economy has been bouncing along a bottom and the outlook for economic growth, while not robust, is certainly solid. History guides us to the smaller companies for out performance during expansionary phases of the economy. The theme of relative valuation suggests consideration of fundamentals. The smaller cap universe is filled with companies with attractive multiples and above average earnings per share growth rates. Additional work is needed to find those companies but for the diligent investor, that work pays off. Finally, a diversified equity portfolio is key to long-term success. Historical data shows that the addition of a micro cap strategy to a diversified equity portfolio decreases risk (standard deviation) while increasing returns. That is Modern Portfolio Theory.

     Finally, with all the news regarding market timing, I would like to take a moment to share some of our thoughts on the subject.

     SATMX is designed for the long-term investor who is seeking capital appreciation by investing in a diversified portfolio of smaller companies. I did not design the Fund to be "traded". I am asked repeatedly why I did not start a hedge fund. The answer is simple; I am an investor, not a trader. Over the last 3 years I have had conversations with professional money managers who have wanted to use the Fund in their "more aggressive asset allocation strategies" (read market time). All have asked to have the deferred sales charge waived. We have refused because we felt that their involvement in the Fund would be damaging to shareholders who have invested for the long run.

     As of October 31st, 2003, the 1 and 2 year annualized returns of SATMX are 60.15% and 22.67% respectively. Since inception (12/12/2000), the Fund has returned 24.18% on an annualized basis. The Fund was 3 years old December 12th of 2003 and received a 5 Star Rating from Morningstar. For those investors in for the long-term, thank you. I truly appreciate your confidence in what we are doing at Satuit Capital Management, LLC. We will continue to act as fiduciaries and make those decisions that are in the best interest of our long-term shareholders.

Sincerely,

Robert J. Sullivan
Chief Investment Officer
Satuit Capital Management, LLC
Portfolio Manager - SATMX

                                    [CHART]

             SATUIT CAPITAL MICRO CAP FUND   S&P 500 INDEX   RUSSELL 2000 INDEX
             -----------------------------   -------------   ------------------
12/12/00                $ 9,425                  $10,000           $10,000
10/31/01                 11,706                    7,729             8,962
10/31/02                 10,999                    6,460             7,729
10/31/03                 17,615                    7,663            11,056



                                                   Average Annual
                               Total Return         Total Return
                                  1 Year          Since Inception
                           10-31-02 to 10-31-03 12-12-00 to 10-31-03

                Fund              50.95%               21.66%

           Fund, excluding
            sales charges         60.15%               24.18%

               S&P 500            18.62%               -8.81%

            Russell 2000          41.42%               3.54%

     The S & P 500 Index is a market-value weighted index that tracks 500 companies in leading industries such as transportation, utilities, financial services, cyclicals & consumer products.

     The Russsell 2000 Index is a market capitalization index that measures the performance of 2000 small-cap stocks in various industries.

     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                         SATUIT CAPITAL MICRO CAP FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               October 31, 2003

      Number                                                     Market
      of Shares Security Description                             Value
      --------- --------------------                           ----------

                COMMON STOCKS:                          90.67%

                BASIC INDUSTRIALS:                       7.40%
        4,900   Consolidated Water Co. Inc.                    $   97,853
        1,000   Flexible Solutions International, Inc.*             3,340
        3,690   Gardner Denver Inc.*                               76,235
        1,600   Gehl Company*                                      24,608
       12,300   Jaccuzzi Brands, Inc.*                             86,715
        5,150   Maverick Tube Corp.*                               86,984
       11,860   NS Group Inc.* ***                                 90,017
        3,300   Quixote Corp                                       79,926
        4,900   Schulman A Inc.***                                 93,051
                                                               ----------
                                                                  638,729
                                                               ----------

                CAPITAL GOODS:                           5.00%
        9,700   Compudyne Corp.*                                   78,667
        4,750   Daktronics Inc.*                                   73,578
        4,360   Herley Industries, Inc.*                           82,404
       13,750   Orbit International Corp.*                         98,175
        8,970   White Electric Designs Corp.*                      98,670
                                                               ----------
                                                                  431,494
                                                               ----------

                CAPITAL GOODS--TECH:                    20.54%
        6,000   Ade Corp*                                         145,800
        6,400   Asyst Technologies Inc.*                          119,360
        8,300   August Tech Corp.*                                161,020
       16,500   Captaris Inc.*                                     98,175
       12,900   Digitas Inc.*                                     112,230
       12,000   Ditech Communications Corp.* ***                  126,600
        8,910   Epicor Software Corp.*                             90,080
        3,000   Excel Technology Inc.*                             84,450
       25,200   Genus Inc.*                                       136,080
       11,500   Lionbridge Technologies, Inc.*                    103,845
        3,360   MTC Technologies Inc.*                             98,414
       10,830   Ptek Holdings Inc.*                                94,329
        3,900   Standard Microsystem Corp*                        117,000
       11,150   Sykes Enterprises Inc.*                           103,918

        Number                                                  Market
        of Shares Security Description                          Value
        --------- --------------------                        ----------
          6,910   Synaptics Inc.*                             $   89,830
          4,060   Verint Systems Inc.*                            90,903
                                                              ----------
                                                               1,772,034
                                                              ----------

                  CONSUMER CYCLICALS:                   2.23%
          9,500   Concord Camera Corp.*                          121,980
          2,220   Triarc Companies Inc. "A"                       23,132
          4,440   Triarc Companies Inc. "B"                       47,330
                                                              ----------
                                                                 192,442
                                                              ----------

                  ENERGY:                              16.40%
         13,500   Brigham Exploration Co.*                        90,450
          5,750   Core Labs*                                      88,033
          6,200   Fuelcell Energy Inc.*                           94,612
         11,000   Graftech International Ltd* ***                114,290
          5,280   Gulf Island Fabrication Inc.*                   79,464
          5,520   Gulfmark Offshore Inc.*                         77,059
         19,820   Horizon Offshore Inc.*                          77,298
          3,190   Lufkin Industries Inc.                          76,560
          3,880   Offshore Logistics Inc.* ***                    84,584
          3,080   Prima Energy Corp* ***                          85,686
          4,380   Remington Oil & Gas Corp.*                      78,183
          7,500   Shaw Group Inc.*                               102,375
          3,080   St Mary Land And Exploration Co.                80,388
          5,080   Tesco Corp*                                     38,252
          3,860   Tetra Technologies Inc*                         87,275
         13,100   Torch Offshore Inc.*                            80,041
          3,660   Universal Compression Holdings Inc.*            80,483
                                                              ----------
                                                               1,415,033
                                                              ----------

                  ENTERTAINMENT:                        1.08%
          2,900   Carmike Cinemas                                 92,771
                                                              ----------

                  FINANCIALS:                          12.75%
          3,860   Allegiant Bancorp Inc.                          84,920
          3,660   Bankunited Financial Corp "A"*                  80,923
          4,600   Camco Financial Corp.                           79,672
          4,320   Columbia Banking Systems Inc.                   83,678
          3,370   Macatawa Bank Corp.                             88,328
         21,000   Meadowbrook Insurance Group Inc.*               89,670
          2,700   Navigators Group Inc*                           85,644
          3,281   Oriental Financial Group Inc.                   84,059

        Number                                                 Market
        of Shares Security Description                         Value
        --------- --------------------                       ----------
          3,000   Proassurance Corp*                         $   90,300
          3,300   Scottish Regroup, Ltd.                         71,973
          2,770   Sterling Financial Corp.*                      86,729
          4,080   Umpqua Holdings Corp.                          83,436
          2,100   Wintrust Financial Corp.                       91,014
                                                             ----------
                                                              1,100,346
                                                             ----------

                  HEALTHCARE/DRUGS:                   14.23%
          4,500   America Service Group Inc.*                   116,100
          5,500   Atherogenics Inc.*                             90,695
         10,780   Biosource International Inc.*                  77,400
         21,000   Ceres Group Inc.* ***                          94,500
          5,200   Dendrite International Inc.*                   78,520
          5,000   Epix Medical Inc.*                             92,550
         12,000   Harvard Bioscience Inc. *                      88,812
         37,200   Physiometrix Inc.* ***                        104,160
         15,200   Reliv International Inc.*                      91,656
         11,500   Res-Care Inc.*                                 99,015
          3,000   SFBC International Inc. *                      88,290
         11,050   Ventiv Health Inc.*                            92,820
         54,000   V.I. Technologies Inc.* ***                   112,860
                                                             ----------
                                                              1,227,378
                                                             ----------

                  REAL ESTATE:                         0.93%
          8,730   Ashford Hospitality Trust*                     79,880
                                                             ----------

                  RETAIL:                              5.11%
          7,600   Bombay Company, Inc.*                         100,168
          8,200   Goody's Family Clothing Inc.                   86,428
         20,000   Hastings Entertainment Inc.*                   81,780
         13,300   Mossimo Inc.*                                  66,500
         13,340   Restoration Hardware Inc.*                    106,186
                                                             ----------
                                                                441,062
                                                             ----------

                  TRANSPORTATION:                      5.00%
          2,770   Alaska Air                                     79,749
          6,390   Aviall Inc.* ***                               97,448
          5,650   Expressjet Holdings Inc.*                      86,445
          6,480   General Maritime Corp.*                        81,972
          9,480   Providence & Worcester Railroad Co.            85,699
                                                             ----------
                                                                431,313
                                                             ----------

               Number                                   Market
               of Shares Security Description           Value
               --------- --------------------         ----------

                          TOTAL INVESTMENTS:
                          (Cost: $5,905,692)   90.67% $7,822,482
                          Other assets, net     9.33%    805,353
                                              ------  ----------

                          NET ASSETS          100.00% $8,627,835
                                              ======  ==========

*  Non-income producing
***Portion of the security is pledged as collateral for securities loaned (see
   Note 4).

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $5,905,692) (Notes 1 & 3)                 $7,822,482
 Cash or cash equivalents                                                              671,705
 Collateral for securities loaned, at fair value (Note 4)                              120,857

 Receivables:
   Dividends                                                               $    662
   Interest                                                                     218
   Capital stock sold                                                       153,726
                                                                           --------
                                                                                       154,606
 Other assets                                                                            3,501
                                                                                    ----------
     TOTAL ASSETS                                                                    8,773,151
                                                                                    ----------

LIABILITIES
 Payable upon return of securities loaned (Note 4)                                     120,857
 Accrued 12b-1 fees                                                                      5,576
 Capital stock redeemed                                                                  5,137
 Accrued expenses                                                                       13,746
                                                                                    ----------
     TOTAL LIABILITIES                                                                 145,316
                                                                                    ----------

NET ASSETS                                                                          $8,627,835
                                                                                    ==========

NET ASSETS CONSIST OF:
 Paid in capital (1,000,000,000 shares of $.01 par value stock authorized)          $6,570,567
 Accumulated net realized gain on investments                                          140,478
 Net unrealized appreciation of investments                                          1,916,790
                                                                                    ----------
 Net Assets                                                                         $8,627,835
                                                                                    ==========
NET ASSET VALUE ($8,627,835 / 461,629 shares outstanding)                           $    18.69
                                                                                    ==========
MAXIMUM OFFERING PRICE PER SHARE ($18.69 x 100 / 94.25)                             $    19.83
                                                                                    ==========
REDEMPTION PRICE PER SHARE ($18.69 x .98) (Note 7)                                  $    18.32
                                                                                    ==========

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF OPERATIONS

Year Ending October 31, 2003
--------------------------------------------------------------------------------

  INVESTMENT INCOME
   Dividend                                                $15,503
   Interest                                                  7,041
   Income from securities loaned--net                        2,075
                                                           -------
     Total income                                                  $   24,619
                                                                   ----------

  EXPENSES
   Investment advisory fees (Note 2)                       $71,140
   Distribution fees (Note 2)                               14,236
   Accounting and administrative services                   28,656
   Custody fees                                              9,014
   Registration fees                                        17,344
   Transfer agent fees                                      24,551
   Professional fees                                        39,987
   Shareholder services                                     19,196
   Insurance                                                 1,012
   Miscellaneous                                             4,793
                                                           -------
     Total expenses                                                   229,929
   Management fee waivers and expenses reimbursed (Note 2)            (67,895)
   Distributor waivers (Note 2)                                        (2,681)
                                                                   ----------
   Net expenses                                                       159,353
                                                                   ----------
   Net investment loss                                               (134,734)
                                                                   ----------

  REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized gain on investments                                   793,300
   Net change in unrealized appreciation on investments             2,183,217
                                                                   ----------
   Net gain on investments                                          2,976,517
                                                                   ----------
   Net increase in net assets resulting from operations            $2,841,783
                                                                   ==========

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Year ended       Year ended
                                                                       October 31, 2003 October 31, 2002
                                                                       ---------------- ----------------
OPERATIONS
 Net investment loss                                                      $ (134,734)     $   (68,135)
 Net realized gain (loss) on investments                                     793,300         (635,383)
 Net change in unrealized appreciation (depreciation)
   on investments                                                          2,183,217         (303,073)
                                                                          ----------      -----------
 Net increase (decrease) in net assets resulting from operations           2,841,783       (1,006,591)

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting from capital share transactions*     1,325,395        5,011,515
                                                                          ----------      -----------
 Net increase in net assets                                                4,167,178        4,004,924
 Net assets at beginning of period                                         4,460,657          455,733
                                                                          ----------      -----------

NET ASSETS at the end of the period                                       $8,627,835      $ 4,460,657
                                                                          ==========      ===========

* A summary of capital share transactions follows:

                               Year ended             Year ended
                            October 31, 2003       October 31, 2002
                          --------------------  ---------------------
                           Shares     Value      Shares      Value
                          -------  -----------  --------  -----------
          Shares sold     157,691  $ 2,418,780   488,435  $ 6,970,607
          Shares redeemed (78,297)  (1,093,385) (142,908)  (1,959,092)
                          -------  -----------  --------  -----------
          Net increase     79,394  $ 1,325,395   345,527  $ 5,011,515
                          =======  ===========  ========  ===========

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                               Year ended       Year ended      Period ended
                                            October 31, 2003 October 31, 2002 October 31, 2001*
                                            ---------------- ---------------- -----------------
Per Share Operating Performance
Net asset value, beginning of period            $ 11.67          $ 12.42           $ 10.00
                                                -------          -------           -------
Income from investment operations-
 Net investment loss                              (0.34)           (0.28)            (0.23)
 Net realized and unrealized gain (loss) on
   investments                                  $  7.36            (0.47)             2.64
                                                -------          -------           -------
 Total from investment operations                  7.02            (0.75)             2.42
                                                -------          -------           -------
Net asset value, end of period                  $ 18.69          $ 11.67           $ 12.42
                                                =======          =======           =======
Total Return                                      60.15%           (6.04%)           24.20%
                                                =======          =======           =======

Ratios/Supplemental Data
 Net assets, end of period (000's)              $ 8,628          $ 4,461           $   456
Ratio to average net assets
 Expenses                                          4.04%            4.99%            36.16%**
 Expenses, net of reimbursements and fee
   waivers                                         2.80%            2.80%             1.65%**
 Net investment loss, excluding
   reimbursements and fee waivers                 (3.61%)          (4.36%)          (35.66%)**
 Net investment loss                              (2.37%)          (2.17%)           (1.14%)**
Portfolio turnover rate                          122.31%          157.83%           100.09%

*Commencement of operation was December 12, 2000.
**Annualized

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2003
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Satuit Capital Micro Cap Fund (the "Fund") is a series of Satuit Capital Management Trust ("SCMT") which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established in December, 2000 as a series of SCMT. The objective of the Fund is to seek to achieve long-term capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Trustees. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.

     E. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     F. Security Loans. The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     G. Reclassifications. Generally Accepted Accounting Principles require that permanent book/tax differences be reclassified to paid in capital.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC provides investment services for an annual fee of 1.25% of the average daily net assets of the Fund. The Advisor voluntarily agreed to waive its fees and reimburse fund expenses through October 31, 2003 in order to limit the operating expenses to 2.80% of average net assets. For the year ended October 31, 2003, the Advisor earned fees of $71,140, of which $67,895 was waived.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may pay the distributor up to a maximum of 0.25% per annum of the average daily net assets of the Fund for certain activities and expenses of selling shares of the Fund. For the year ended October 31, 2003, there were $14,236 of distribution expenses incurred.

     The Fund has also adopted a shareholder servicing plan that provides that the Fund will compensate the Distributor with a servicing fee at the rate of ..25% per annum of the average daily net assets of the Fund for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended October 31, 2003, there were $14,236 of servicing fees earned, of which $2,681 was voluntarily waived by the Distributor.

     The Advisor will be entitled to reimbursement of fees waived or reimbursed by it to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The recoverable amount does not include fees voluntarily waived and expenses reimbursed prior to November 1, 2001. The total amount of recoverable reimbursements as of October 31, 2003 was $136,554.

     Certain officers and/or Trustees of the Fund are also employees, officers and/or directors of Satuit Capital Management, LLC.

NOTE 3 - INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $7,201,821 and $6,417,814, respectively. The aggregate cost of securities for federal income tax purposes at October 31, 2003 was $5,908,732. The difference between book cost and tax cost consists of wash sales in the amount of $3,040. The unrealized appreciation for all securities totaled $2,090,693 and the unrealized depreciation for all securities totaled $176,943 for a net unrealized appreciation of $1,913,750.

NOTE 4 - SECURITIES LENDING

     At October 31, 2003 securities valued at $120,857 were on loan to brokers. For collateral, the Fund received shares of an overnight repurchase agreement valued at $120,857. Income from securities lending amounted to $2,075 for the period ended October 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

NOTE 5 - REDEMPTIONS

     Certain redemptions of Fund shares are subject to a 2% contingent deferred sales charge if shares are redeemed within one year of purchase.

NOTE 6 - RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2003, National Investors Securities Corp. beneficially owned in the aggregate 27% of the Fund.

NOTE 7 - DISTRIBUTION TO SHAREHOLDERS

     There were no distributions during the years ended October 31, 2003 and October 31, 2002, respectively.

      As of October 31, 2003 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income/(accumulated losses)         $      -0-
     Undistributed long-term capital gains/(accumulated losses)    143,518
     Unrealized appreciation/(depreciation)                      1,913,750
                                                                ----------
                                                                $2,057,268
                                                                ==========

     The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sales.

To The Shareholders and Board of Trustees
Satuit Capital Micro Cap Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Satuit Capital Microcap Fund, as of October 31, 2003, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from December 12, 2000 (commencement of operations) through October 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of October 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Satuit Capital Microcap Fund as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of December 12, 2000 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

MCCURDY & ASSOCIATES CPA'S, INC.
Westlake, Ohio
November 19, 2003

Satuit Capital Micro Cap Fund
(the "Company")

SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the trustees and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the trustees and is available without charge upon request by calling (800) 567-4030.

Name (Age) and            Position(s) Held Number of Principal Occupation(s)                Other
Address                   with Trust       Funds in  During the Past 5 Years                Directorships by
                          and Tenure       Trust                                            Trustees and
                                           Overseen                                         Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Robert J. Sullivan * (42) Chairman of the      1     Managing Director and Chief                  None
2608 Goldbug Avenue       Board,                     Investment Officer of Satuit Capital
Sullivans Island, SC      President and              Management, LLC from June, 2000
29482                     Treasurer since            to Present, Portfolio Manager and
                          December, 2000             Senior Equity Analyst at Cadence
                                                     Capital Management from 1997 to
                                                     2000, an institutional asset
                                                     management firm; Institutional
                                                     Equity Sales Trader at Fidelity
                                                     Capital Markets from 1992 to 1993;
                                                     and Customer Service Representative
                                                     at Bridge Information Systems from
                                                     1987 to 1992.
------------------------------------------------------------------------------------------------------------
Kevin M. Haggerty (63)    Trustee since        1     Manager, Andover Brokerage (equity           None
200 Highland Road         December, 2000             trading) from 1998 to Present; Private
Rye, NY 10580                                        Investor from 1997 to 1998; and Head
                                                     of Trading at Fidelity Capital Markets
                                                     from 1990 to 1997.
------------------------------------------------------------------------------------------------------------
Anthony J. Hertl (54)     Trustee since        1     Consultant to small and                      None
1301 Grassmere Avenue     October, 2002              emerging businesses since 2000.
Interlaken, NJ 07712                                 Retired in 2000 as Vice President of
                                                     Finance and Administration of
                                                     Marymount College, Tarrytown, N.Y.
                                                     where he served in this capacity for
                                                     four years. From 1983 to 1996, he
                                                     served in various positions at
                                                     Prudential Securities Inc., New York,
                                                     NY, including Chief Financial
                                                     Officer-Direct Investment Group,
                                                     Director of Corporate Taxation and
                                                     Controller-Capital Markets. Mr. Hertl
                                                     spent ten (10) years at Arthur
                                                     Andersen & Co. and is a Certified
                                                     Public Accountant.
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Name (Age) and        Position(s) Held Number of Principal Occupation(s)               Other
Address               with Trust       Funds in  During the Past 5 Years               Directorships by
                      and Tenure       Trust                                           Trustees and
                                       Overseen                                        Number of Funds
                                                                                       in the Complex
                                                                                       Overseen
---------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr. (63)  Trustee since       1     Mr. Boyd is Manager of the Customer   Vontobel Funds,
10808 Hob Nail         October, 2002             Service Operations and Accounting     Inc. - 1 Fund; The
Court                                            Division of the Potomac Electric      World Funds - 8
Potomac, MD 20854                                Power Company since 1978; Director    Funds; World
                                                 of Vontobel Funds, Inc., a registered Insurance Trust -
                                                 investment company, since March,      1 Fund
                                                 1997; Director of The World Funds,
                                                 Inc., a registered investment
                                                 company, since May, 1997,
                                                 overseeing 8 series; a Trustee of The
                                                 World Insurance Trust, a registered
                                                 investment company, since October,
                                                 2002; and a Trustee of Janus Advisor
                                                 Trust, a registered investment
                                                 company, since August, 2003. Mr.
                                                 Boyd is also a Certified Public
                                                 Accountant.
---------------------------------------------------------------------------------------------------------

* Mr. Sullivan is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act. Mr. Sullivan is an interested person because: (1) he is an officer of the Trust; and (2) he is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust's next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust's Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board of Trustees and serves for a period of one year, or until his successor is duly elected and qualified.

Investment Adviser:

   Satuit Capital Management, LLC.
     2608 Goldbug Avenue
     Sullivans Island, SC 29482

Distributor:

   First Dominion Capital Corp.
     1500 Forest Avenue, Suite 223
     Richmond, Virginia 23229

Independent Auditors:

   McCurdy & Associates CPA's, Inc.
     27955 Clemens Road
     Westlake, Ohio 44145

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Satuit Capital Micro
 Cap Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Commonwealth Shareholder Service at
 (800) 567-4030 Toll Free.
[LOGO]

                         Annual Report to Shareholders

                             SATUIT CAPITAL MICRO
                                   CAP FUND

                                  A series of
                        Satuit Capital Management Trust

                              For the Year Ended
                               October 31, 2003